UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23403

Principal Real Asset Fund
(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50309
(Address of principal executive offices)	(Zip code)

Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, IA 50309
(Name and address of agent for service)

Registrant’s telephone number, including area code:	515-235-1719

Date of fiscal year end:	March 31, 2025

Date of reporting period:	September 30, 2024

ITEM 1 – REPORT TO STOCKHOLDER

Principal Real Asset Fund

Semi-Annual Report

September 30, 2024

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Table of Contents

Financial Statements	1
Notes to Financial Statements	5
Schedule of Investments	14
Financial Highlights (includes performance information)	18
Shareholder Expense Example	20
Supplemental Information	21

Not FDIC or NCUA insured
May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

Statement of Assets and Liabilities

September 30, 2024 (unaudited)

Amounts in thousands, except per share amounts	Principal Real Asset Fund
Investment in securities--at cost	$145,088
Foreign currency--at cost	$2
Assets
Investment in securities--at value	$155,577
Foreign currency--at value	2
Cash	18
Receivables:
Dividends and interest	427
Expense reimbursement from Manager	155
Investment securities sold	5,022
Prepaid directors' expenses	38
Total Assets	161,239
Liabilities(a)
Accrued management and investment advisory fees	212
Accrued transfer agent fees	85
Accrued professional fees	179
Accrued other expenses	10
Payables:
Investment securities purchased	23
Total Liabilities	509
Net Assets Applicable to Outstanding Shares	$160,730
Net Assets Consist of:
Capital shares and additional paid-in-capital	$145,781
Total distributable earnings (accumulated loss)	14,949
Total Net Assets	$160,730
Capital Stock (par value: $.01 per share):
Net Asset Value Per Share:
Class A: Net Assets	$844
Shares Issued and Outstanding	32
Net Asset Value per share	$26.39	(b)
Maximum Offering Price	$28.00
Class Y: Net Assets	$158,306
Shares Issued and Outstanding	5,904
Net Asset Value per share	$26.81
Institutional: Net Assets	$1,580
Shares Issued and Outstanding	60
Net Asset Value per share	$26.52

(a)	See Note 3 for details of any unfunded commitments.
(b)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See accompanying notes.

Statement of Operations

Six Months Ended September 30, 2024 (unaudited)

Amounts in thousands	Principal Real Asset Fund
Net Investment Income (Loss)
Income:
Dividends	$2,883
Withholding tax	(92)
Total Income	2,791
Expenses:
Management and investment advisory fees	1,235
Distribution fees - Class A	1
Registration fees - Class A	8
Registration fees - Class Y	8
Registration fees - Institutional	8
Shareholder reports - Class A	8
Shareholder reports - Institutional	3
Transfer agent fees - Class A	17
Transfer agent fees - Class Y	43
Transfer agent fees - Institutional	39
Custodian fees	9
Directors' expenses	7
Professional fees	192
Other expenses	41
Total Gross Expenses	1,619
Less: Reimbursement from Manager	596
Less: Reimbursement from Manager - Class A	33
Less: Reimbursement from Manager - Class Y	254
Less: Reimbursement from Manager - Institutional	51
Total Net Expenses	685
Net Investment Income (Loss)	2,106
Net Realized and Unrealized Gain (Loss) on investments and foreign currencies
Net realized gain (loss) from:
Investment transactions	730
Foreign currency transactions	11
Net change in unrealized appreciation/(depreciation) of:
Investments	3,932
Net Realized and Unrealized Gain (Loss) on investments and foreign currencies	4,673
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,779

See accompanying notes.

Statement of Changes in Net Assets

(unaudited)

Amounts in thousands	Principal Real Asset Fund

	Period Ended September 30, 2024	Year Ended March 31, 2024
Operations
Net investment income (loss)	$2,106	$3,499
Net realized gain (loss) on investments and foreign currencies	741	(201)
Net change in unrealized appreciation/(depreciation) of investments	3,932	(21)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,779	3,277
Dividends and Distributions to Shareholders
From net investment income and net realized gain on investments	(750)	(3,126)
Total Dividends and Distributions	(750)	(3,126)
Capital Share Transactions
Net increase (decrease) in capital share transactions	7,841	(13,021)
Total Increase (Decrease) in Net Assets	13,870	(12,870)
Net Assets
Beginning of period	146,860	159,730
End of period	$160,730	$146,860

Capital Share Transactions:	Class A	Class Y	Institutional
Period Ended September 30, 2024
Dollars:
Sold	$1	$23,002	$14
Reinvested	2	729	2
Redeemed	(120)	(7,000)	(8,789)
Net Increase (Decrease)	$(117)	$16,731	$(8,773)
Shares:
Sold	–	887	1
Reinvested	–	29	–
Redeemed	(5)	(272)	(348)
Net Increase (Decrease)	(5)	644	(347)
Year Ended March 31, 2024
Dollars:
Sold	$164	$6,001	$724
Reinvested	7	2,884	7
Redeemed	–	(21,700)	(1,108)
Net Increase (Decrease)	$171	$(12,815)	$(377)
Shares:
Sold	7	237	29
Reinvested	–	113	–
Redeemed	–	(861)	(44)
Net Increase (Decrease)	7	(511)	(15)
Dividends and Distributions to Shareholders:
Period Ended September 30, 2024
From net investment income and net realized gain on investments	$(4)	$(729)	$(17)
Total Dividends and Distributions	$(4)	$(729)	$(17)
Year Ended March 31, 2024
From net investment income and net realized gain on investments	$(16)	$(2,885)	$(225)
Total Dividends and Distributions	$(16)	$(2,885)	$(225)

See accompanying notes.

Statement of Cash Flows

Six Months Ended September 30, 2024 (unaudited)

Amounts in thousands	Principal Real Asset Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$6,779
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,878)
Proceeds from sale of investment securities	35,364
Net sales or (purchases) of short term securities	389
Net accretion of bond discounts and amortization of premiums	5
Change in unrealized (appreciation) depreciation on investments	(3,932)
Net realized (gain) loss from investments	(730)
(Increase) decrease in dividends and interest receivable	11
(Increase) decrease in investment securities sold	(4,581)
Increase (decrease) in accrued fees, expenses, and expense reimbursement from Manager	(43)
Increase (decrease) in investment securities purchased	(755)
Net cash used in operating activities	(7,371)

Cash Flows from Financing Activities:
Increase (decrease) in cash overdraft	–
Proceeds from shares sold	23,017
Payment on shares redeemed	(15,909)
Dividends and distributions paid to shareholders	(17)
Net cash provided by financing activities	7,091

Net decrease in cash	(280)

Cash and foreign currency:
Beginning of period	$300
End of period	$20
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$733

See accompanying notes.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

1.	Organization

Principal Real Asset Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund continuously offers three classes of shares: Class A, Class Y, and Institutional Class. The Fund was organized as a Delaware statutory trust on September 21, 2018 pursuant to an Agreement and Declaration of Trust governed by the State of Delaware. Principal Global Investors, LLC (the “Manager”) serves as the Fund’s manager and advisor.

The Fund is structured as an interval fund, meaning it conducts quarterly repurchase offers of no less than 5% and no more than 25% of the Fund’s outstanding shares at net asset value. Repurchase offers of more than 5% are made solely at the discretion of the Fund’s Board of Trustees (the “Board”), and shareholders should not rely on any expectation of repurchase offers being made in excess of 5%. Shareholders should consider the Fund’s shares illiquid. The Fund’s shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the shares, and the Fund expects that no secondary market will develop. An unlimited number of shares has been authorized under the Agreement and Declaration of Trust.

Only eligible purchasers can buy shares of the Fund in that share class. The Manager and Principal Funds Distributor, Inc. (the “Distributor”) (an affiliate of the Manager), the principal distributor of the Fund, reserve the right to broaden, limit, and change the designation of eligible purchasers without notice. Shares of the Fund are only sold in U.S. jurisdictions. Subject to eligibility and minimum initial investment requirements, shares of the Fund may be purchased directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans. Minimum initial investment requirements are $25,000 for Class A shares and $100,000 for Class Y and Institutional Class shares.

Effective September 1, 2023, the Fund changed its name from Principal Diversified Select Real Asset Fund to Principal Real Asset Fund. In addition to the name change, the Fund’s diversification classification changed from “diversified” to “non-diversified” with a change to the related fundamental policy.

The Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The Fund has not provided financial support and is not contractually required to provide financial support to any investee.

All classes of shares of the Fund represent interests in the same portfolio of investments and will vote together as a single class except where otherwise required by law or as determined by the Board. In addition, the Board declares separate dividends on each class of shares. The Fund may offer additional classes of shares in the future.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund values securities, including exchange-traded funds, for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Board.

The Fund invests in other publicly traded investment funds which are valued at the respective fund’s net asset value. In addition, the Fund invests a portion of its assets in private investment funds which are valued at fair value based upon the net asset value reported on a periodic basis. In the event that a net asset value is not provided by a private investment fund following the end of the period, the Fund’s fair valuation procedures will be followed, which includes reviewing investor statements and trade activity. The appropriateness of the fair value of these securities is monitored by the Manager.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset values are reflected in the Fund’s net asset values and these securities are valued at fair value. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in American depository receipts (“ADRs”), futures contracts, industry indices, general indices, and foreign currencies.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

2.	Significant Accounting Policies (continued)

To the extent the Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine net asset values, for example weekends and other customary national U.S. holidays, the Fund’s net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Board as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Fund’s holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends, interest income, interest expense, and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The Fund held securities denominated in foreign currencies that exceeded 5% of net assets as of September 30, 2024 as follows:

Principal Real Asset Fund

Euro	5.6%

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Fund records dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the expected lives of the respective securities. Callable debt securities purchased at a premium are amortized to the earliest call date and to the callable amount, if other than par. The Fund allocates all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Distributions from Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital to the Fund. The proper characterization of distributions from REITs is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. Distributions from private investment funds are recorded as ordinary income and are included in dividend income on the statement of operations.

Expenses. Expenses directly attributed to the Fund are charged to the Fund. Other expenses not directly attributed to the Fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statement of operations.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for foreign currency transactions, REITs, passive foreign investment companies, partnership investments, losses deferred due to wash sales, and paydowns. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

2.	Significant Accounting Policies (continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more likely than not” threshold would be recorded as a tax benefit or expense in the current year. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as tax expense on the statements of operations. During the period ended September 30, 2024, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the last three years, once a return is filed. No examinations are in progress at this time.

Foreign Taxes. The Fund may be subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund as a reduction of income. This amount is shown as withholding tax on the statement of operations. In consideration of recent decisions rendered by European court, the Fund may file tax reclaims for taxes withheld in prior years. Due to the uncertainty regarding collectability and timing of the reclaims, among other factors, a corresponding receivable will only be recognized when the tax position meets the “more likely than not” threshold. Any tax reclaims received are included in dividends income on the statement of operations.

Recent Accounting Pronouncements. In March 2020, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate ("LIBOR") or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects the impact of these ASUs will not have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU No. 2022-03 Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. As of April 1, 2024, the Fund has adopted the ASU and added required disclosures, as applicable.

3.	Operating Policies

Borrowings. The Fund participates in a line of credit with a bank which allows a borrowing commitment amount of up to $15 million. Borrowings may be used for investment purposes, to meet repurchase requests and/or to facilitate the handling of unusual or unanticipated short-term cash requirements. The Fund will pledge securities as collateral for borrowing on the line of credit and maintain an aggregate collateral value not less than the outstanding borrowing amount at all times. Interest is charged at an annual rate equal to the Overnight Bank Funding Rate (“OBFR”) plus 0.90%. Additionally, a commitment fee is charged at an annual rate of 0.40% on any day when the outstanding borrowing amount is less than 90% of the borrowing commitment amount. The interest expense and commitment fee associated with these borrowings is included in other expenses on the statement of operations. There were no outstanding borrowings as of September 30, 2024. During the period ended September 30, 2024, the Fund did not borrow against the line of credit.

Cross Trades. The Fund may engage in cross trades. A cross trade is a purchase or sale transaction between affiliated portfolios executed directly or through an intermediary. Mutual funds and other managed portfolios may be considered affiliated if they have a common investment advisor, so a fund may be considered affiliated with any portfolio for which the Fund's sub-advisor acts as an investment advisor. Such transactions are permissible provided that the conditions of Rule 17a-7 under the 1940 Act are satisfied. For the period ended September 30, 2024, the Fund did not engage in cross trades.

Foreign Currency Contracts. The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing the Fund's investment objectives. The Fund may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. The Fund enters into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

3.	Operating Policies (continued)

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar or other respective currency.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Fund has valued the investments. This may have an adverse effect on the Fund’s ability to dispose of particular illiquid securities at fair value and may limit the Fund’s ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, trustees, and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Private Investments in Public Equity. The Fund may invest in private investments in public equity (“PIPEs”) which are issued by a company in the secondary market as a means of raising capital. In connection with PIPEs, the Fund may enter into unfunded commitments. Commitments may be subject to various contingencies and are recognized as a financial instrument when the commitment is legally binding. These contingencies are considered in the valuation of the commitments. The Fund is obligated to fund these commitments when the contingencies are met and therefore, the Fund must have funds sufficient to cover its obligation. Commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded commitments on the statement of assets and liabilities and included in the net change in unrealized appreciation/(depreciation) of investments on the statement of operations, as applicable. Commitments are typically categorized as Level 2 within the disclosure hierarchy. As of September 30, 2024, the Fund had no unfunded commitments in connection with PIPEs.

Private and Other Underlying Funds. The Fund may invest in private investment funds and other publicly traded investment funds. The shares of publicly traded investment funds and private investment funds are collectively referred to as the “Underlying Funds”. The Fund may indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Because the Underlying Funds have varied expense levels and the Fund may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by the Fund will vary. Expenses included in the statement of operations and financial highlights of the Fund do not include any expenses associated with the Underlying Funds.

Private investment funds are not registered as investment companies under the 1940 Act and therefore the Fund will not be able to avail itself of the protection of the 1940 Act with respect to such private investment funds, including certain corporate governance protections, such as the requirement of having a majority or 50% of the directors serving on a board as independent directors, statutory protections against self-dealings by the institutional asset managers, and leverage limitations. Due to the inherent uncertainty and subjectivity of determining the value of investments in private investment funds, upon disposition the amounts realized may differ significantly had readily available market values existed on such investments. The Fund will hold liquid assets while it waits for such Underlying Funds to call capital, which may negatively impact its performance.

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Fund may invest in senior floating rate interests (bank loans). Senior floating rate interests typically hold the most senior position in the capital structure of a business entity (the “Borrower”), and are secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Borrowers of senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

3.	Operating Policies (continued)

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, LIBOR, Secured Overnight Financing Rate, or a similar reference rate.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedule of investments.

Unfunded Commitments. In connection with the senior floating rate interests, the Fund may enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Fund is obligated to fund these commitments at the Borrower’s discretion. Therefore, the Fund must have funds sufficient to cover its contractual obligation. Commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded commitments on the statement of assets and liabilities and included in the net change in unrealized appreciation/(depreciation) of investments on the statement of operations, as applicable. As of September 30, 2024, the Fund had no unfunded commitments relating to senior floating rate interests.

The Fund may also enter into unfunded commitments relating to potential future investments in private investment funds, which are not marked to market daily. These unfunded commitments are typically made for a specified amount of capital and may be called at the discretion of the general partner of the private investment fund pursuant to its limited partnership agreement. As of September 30, 2024, the Fund had unfunded commitments relating to potential future investments, as follows (amounts in thousands):

Private Investment Fund	Unfunded Commitment
ACIP Parallel Fund A, LP	$1,021
Macquarie Green Energy and Climate Opportunities Fund, SCSp	1,050

*	Unfunded commitments approximate their fair values.

4.	Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund may use one or more of the following approaches: market, income, and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●  Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. Investments which are generally included in this category include listed equities and exchange-traded derivatives.

●  Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain foreign equities, corporate bonds, municipal bonds, OTC derivatives, exchange cleared derivatives, senior floating rate interests, repurchase agreements, and U.S. Government and Government Agency Obligations.

●  Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments). Investments which are generally included in this category include certain common stocks, convertible preferred stocks, corporate bonds, preferred stocks, or senior floating rate interests.

In accordance with Accounting Standards Codification 820 – Fair Value Measurement, the Fund has elected to apply the practical expedient to value its investments in private investment funds at their respective net asset value each calendar month or quarter. Private investment funds valued at net asset value are excluded from the fair value hierarchy.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

4.	Fair Valuation (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market-based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, when available.

Investments which are included in the Level 3 category may be valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as: yield to maturity, EBITDA multiples, discount rates, available cash, or direct offering price. Significant increases in yield to maturity, EBITDA multiples, available cash, or direct offering price would have resulted in significantly higher fair value measurements. A significant increase in discount rates would have resulted in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these securities are dependent on economic, political, and other considerations. The values of such securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, pandemics, accidents, conflicts, etc.).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund’s securities carried at fair value (amounts in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
Principal Real Asset Fund
Common Stocks
Basic Materials	$2,064	$1,917	$—	$3,981
Communications	—	100	—	100
Consumer, Cyclical	43	—	—	43
Consumer, Non-cyclical	997	800	—	1,797
Energy	2,588	1,548	—	4,136
Financial	6,231	2,353	—	8,584
Industrial	1,721	2,003	—	3,724
Utilities	4,794	2,465	—	7,259
Investment Companies*	8,166	—	—	8,166
Preferred Stocks*	356	—	—	356
Total	$26,960	$11,186	$—	$38,146
Investments Using NAV as practical expedient Private Investment Funds				117,431
Total investments in securities	$—	$—	$—	$155,577

*	For additional detail regarding sector and/or sub-industry classifications, please see the schedule of investments.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

5.	Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay management and investment advisory fees to the Manager computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisors of the Fund, which may be affiliates of the Manager. The annual rate paid by the Fund is based upon the aggregate average daily net assets (“aggregate net assets”) of the Fund. The management and investment advisory fees schedule for the Fund is 1.70% of aggregate net assets up to $1.5 billion and 1.65% of aggregate net assets over $1.5 billion.

The Manager has contractually agreed to waive 0.82% of the Fund’s management and investment advisory fees. It is expected that the fee waiver will continue through the period ending July 31, 2025; however, the Fund and the Manager, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

The Manager has contractually agreed to limit the Fund’s expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses). The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made if it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statement of assets and liabilities and are settled monthly. It is expected that the operating expense limits will continue through the period ending July 31, 2025, the contractual expiration date; however, the Fund and the Manager, the parties to the agreement, may mutually agree to terminate the operating expense limits prior to the end of the period.

The operating expense limits are as follows:

Share Class	Operating Expense Limit	Expiration
Class A	1.39%	July 31, 2025
Class Y	0.89	July 31, 2025
Institutional	1.09	July 31, 2025

Distribution Fees. The Class A shares of the Fund bear distribution fees. The fees are computed at an annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Distribution fees are paid to the Distributor of the Fund. A portion of the distribution fees may be paid to other selling dealers for providing certain services.

Chief Compliance Officer Expenses. The Fund pays certain expenses associated with the Chief Compliance Officer (“CCO”). This expense is allocated among the registered investment companies managed by the Manager based on the relative net assets of each fund and is shown on the statement of operations. For the period ended September 30, 2024, the Fund’s CCO expenses were less than $500.

Sales Charges. The Distributor retains sales charges on certain sales of Class A shares based on declining rates which begin at 5.75%. For the period ended September 30, 2024, there were no sales charges retained by the Distributor.

Affiliated Ownership. As of September 30, 2024, Principal Financial Services Inc. and Principal Life Insurance Company (each an affiliate of the Manager) owned shares of the Fund as follows (amounts of shares in thousands):

	Class A	Class Y	Institutional
Principal Real Asset Fund	12	5,904	12

6.	Investment Transactions

For the period ended September 30, 2024, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments, return of capital, and mergers) by the Fund were as follows (amounts in thousands):

	Purchases	Sales
Principal Real Asset Fund	$39,878	$35,364

7.	Repurchase Offers

The Fund has a fundamental policy to make quarterly repurchase offers for no less than 5% and not more than 25% of its shares at a price equal to net asset value per share, unless suspended or postponed in accordance with regulatory requirements, and that each quarterly repurchase pricing share occur on the Repurchase Pricing Date, the date that will be used to determine the Fund’s net asset value per share applicable to the repurchase. The Fund will make quarterly repurchase offers every three months, in the following months: March, June, September, and December.

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

7.	Repurchase Offers (continued)

The Fund will repurchase shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer. There will be a maximum 14 calendar day period, or the next business day if the 14th calendar day is not a business day, between the Repurchase Request Deadline and the Repurchase Pricing Date.

If a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

For the period ended September 30, 2024, shares of the Fund were repurchased during the repurchase offer windows as per the table below (amounts in thousands). In these offers, the Fund offered to repurchase up to 5% of the number of outstanding shares as of the Repurchase Pricing Date.

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	March 26, 2024	June 25, 2024
Repurchase Request Deadline	April 25, 2024	July 25, 2024
Repurchase Pricing Date	April 25, 2024	July 25, 2024
Amount Repurchased	$ 7,126	$ 8,783
Shares Repurchased	283	342
Percentage of Outstanding Shares Repurchased	4.96%	6.05%

8.	Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the period ended September 30, 2024 and year ended March 31, 2024, were as follows (amounts in thousands):

	Ordinary		Long-Term Capital Gain
	September 30, 2024	March 31, 2023	September 30, 2024	March 31, 2023*
Principal Real Asset Fund	$750	$1,914	$—	$1,212

*	The Fund designates these distributions as long-term capital gain dividends per IRC Sec. 852 (b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate, or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of March 31, 2024, the components of distributable earnings (accumulated loss) on a federal tax basis were as follows (amounts in thousands):

Total
	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Principal Real Asset Fund	$1,242	$—	$—	$7,678	$—	$8,920

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Fund. As of March 31, 2024, the Fund had no capital loss carryforwards. For the year ended March 31, 2024, the Fund did not utilize capital loss carryforwards.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. As of March 31, 2024, the Fund does not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying statement of changes in net assets as from net investment income and net realized gain on investments or from tax return of capital depending on the type of book and tax differences that exist. For the year ended March 31, 2024, the Fund recorded reclassifications as follows (amounts in thousands):

Notes to Financial Statements

Principal Real Asset Fund

September 30, 2024 (unaudited)

8.	Federal Tax Information (continued)

	Total Distributable Earnings (Accumulated Loss)	Capital Shares and Additional Paid-in-Capital
Principal Real Asset Fund	$15	$(15)

Federal Income Tax Basis. As of September 30, 2024 , the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Fund were as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)	Cost for Federal Income Tax Purposes
Principal Real Asset Fund	$16,872	$(5,262)	$11,610	$143,967

9.	Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. The Fund completed a quarterly repurchase offer on October 24, 2024 which resulted in 265,964 shares being repurchased for $7,005,000. There were no additional items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments

Principal Real Asset Fund

September 30, 2024 (unaudited)

INVESTMENT COMPANIES - 5.08%	Shares Held	Value (000's)
Exchange-Traded Funds - 4.47%
iShares North American Natural Resources ETF	34,825	$1,535
iShares U.S. Infrastructure ETF	120,375	5,654
		$7,189
Money Market Funds - 0.61%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class 4.86%(a)	977,385	977
TOTAL INVESTMENT COMPANIES		$8,166
PRIVATE INVESTMENT FUNDS - 73.06%	Shares Held	Value (000's)
Agriculture - 19.26%
Ceres Farmland Holdings, LP (b)	N/A	$11,424
Hancock Timberland and Farmland Fund, LP (b)	N/A	13,654
UBS AgriVest Farmland Fund (b)	N/A	5,876
		$30,954
Energy - Alternate Sources - 23.51%
ACIP Parallel Fund A, LP (b)	N/A	4,523
Blackstone Infrastructure Partners F2, LP (b),(c)	N/A	6,000
Brookfield Super-Core Infrastructure Partners Fund, LP (b)	N/A	3,933
CBRE Caledon Global Infrastructure Fund (International), LP (b)	N/A	10,893
IFM Net Zero Infrastructure Fund (USD) B, SCSp (b),(c)	N/A	6,366
Macquarie Green Energy and Climate Opportunities Fund, SCSp (b),(c)	N/A	6,066
		$37,781
Forest Products & Paper - 3.48%
BTG Pactual Open Ended Core US Timberland Fund, LP (b),(c)	N/A	5,591
Private Equity - 10.41%
GDIF US Hedged Feeder Fund, LP (b)	N/A	6,849
HarbourVest Infrastructure Income Delaware Parallel Partnership, LP (b)	N/A	9,883
		$16,732
Real Estate - 12.67%
Brookfield Senior Mezzanine Real Estate Finance Fund, LP (b)	N/A	3,406
FDR PELF SCA, SICAV-RAIF (b)	N/A	5,719
PGIM Real Estate US Debt Fund, LP (b)	N/A	5,098
UBS Trumbull Property Growth & Income Fund (b)	N/A	6,150
		$20,373
Transporation - 3.73%
Global Transport Income Fund Feeder LLC, LP (b),(c)	N/A	6,000
TOTAL PRIVATE INVESTMENT FUNDS		$117,431
COMMON STOCKS - 18.43%	Shares Held	Value (000's)
Agriculture - 0.20%
Archer-Daniels-Midland Co	2,029	$121
Bunge Global SA	577	56
Darling Ingredients Inc (c)	651	24
Wilmar International Ltd	44,200	115
		$316
Biotechnology - 0.10%
Corteva Inc	2,855	168
Building Materials - 0.15%
Louisiana-Pacific Corp	260	28
Svenska Cellulosa AB SCA	8,845	129
West Fraser Timber Co Ltd	839	81
		$238
Chemicals - 0.38%
CF Industries Holdings Inc	745	64
FMC Corp	509	34
ICL Group Ltd	10,581	45
Mosaic Co/The	1,309	35
Nutrien Ltd	7,289	350
Yara International ASA	2,418	76
		$604
Coal - 0.05%
Teck Resources Ltd	1,547	81
Commercial Services - 0.75%
Atlas Arteria Ltd	102,609	346
CCR SA	230,192	518
Hutchison Port Holdings Trust	1,182,500	178
Transurban Group	17,816	161
		$1,203
Consumer Products - 0.05%
Avery Dennison Corp	331	73
Electric - 3.90%
American Electric Power Co Inc	3,464	355
CenterPoint Energy Inc	15,687	462
CLP Holdings Ltd	23,000	201
CMS Energy Corp	6,646	469
CPFL Energia SA	23,503	147
DTE Energy Co	2,250	289
EDP Renovaveis SA	21,549	376
Elia Group SA/NV	2,037	233
Emera Inc	11,247	443
Entergy Corp	3,969	522
National Grid PLC	47,892	662
NextEra Energy Inc	9,486	802
Northwestern Energy Group Inc	4,611	264
PG&E Corp	29,491	583
Xcel Energy Inc	7,013	458
		$6,266
Engineering & Construction - 1.12%
Aeroports de Paris SA	3,225	414
Beijing Capital International Airport Co Ltd (c)	710,000	262
Cellnex Telecom SA - Rights (c),(d)	12,368	502
China Tower Corp Ltd (d)	1,522,000	200
Enav SpA (d)	31,561	140
Grupo Aeroportuario del Centro Norte SAB de CV	33,700	284
		$1,802
Food - 0.02%
Ingredion Inc	268	37
Forest Products & Paper - 0.35%
International Paper Co	1,415	69
Mondi PLC	6,510	124
Suzano SA ADR	10,777	108
UPM-Kymmene Oyj	7,869	263
		$564
Gas - 0.26%
China Resources Gas Group Ltd	47,482	190
ENN Energy Holdings Ltd	29,900	225
		$415
Housewares - 0.01%
Scotts Miracle-Gro Co/The	172	15
Iron & Steel - 0.40%
ArcelorMittal SA	1,547	41
Fortescue Ltd	5,686	80
Nippon Steel Corp	3,200	72
Novolipetsk Steel PJSC	36,800	—
Nucor Corp	812	122
POSCO Holdings Inc	250	73
Reliance Inc	193	56
Severstal PAO (c)	4,878	—
Steel Dynamics Inc	496	63
Vale SA ADR	12,285	143
		$650
Lodging - 0.02%
Travel + Leisure Co	600	28
Mining - 1.35%
Agnico Eagle Mines Ltd	1,690	136
Anglo American PLC	4,525	147
Antofagasta PLC	1,159	31
Barrick Gold Corp	5,927	118
BHP Group Ltd	14,661	455
Boliden AB	919	31
China Hongqiao Group Ltd	7,500	13

See accompanying notes.	14

Schedule of Investments

Principal Real Asset Fund

September 30, 2024 (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000’s)
Mining (continued)
First Quantum Minerals Ltd (c)	2,412	$33
Franco-Nevada Corp	646	80
Freeport-McMoRan Inc	4,843	242
Glencore PLC (c)	37,503	215
Gold Fields Ltd ADR	3,000	46
Ivanhoe Mines Ltd (c)	2,034	30
Newmont Corp	3,887	208
Norsk Hydro ASA	4,524	29
Polyus PJSC (c)	407	—
Rio Tinto Ltd	1,258	111
South32 Ltd	15,207	39
Southern Copper Corp	293	34
Sumitomo Metal Mining Co Ltd	900	27
Wheaton Precious Metals Corp	1,523	93
Zijin Mining Group Co Ltd	20,000	45
		$2,163
Oil & Gas - 1.54%
BP PLC	29,306	153
Canadian Natural Resources Ltd	3,787	126
Cenovus Energy Inc	2,311	39
Chevron Corp	1,313	193
ConocoPhillips	892	94
Coterra Energy Inc	568	14
Devon Energy Corp	482	19
Diamondback Energy Inc	136	23
Ecopetrol SA ADR	433	4
Eni SpA	4,084	62
EOG Resources Inc	438	54
Equinor ASA	1,736	44
Exxon Mobil Corp	3,437	403
Hess Corp	211	29
Imperial Oil Ltd	282	20
Marathon Petroleum Corp	269	44
Neste Oyj	755	15
Occidental Petroleum Corp	513	26
Petroleo Brasileiro SA ADR	3,259	47
Phillips 66	321	42
Reliance Industries Ltd (d)	3,037	212
Repsol SA	2,132	28
Shell PLC	11,263	365
Suncor Energy Inc	2,254	83
TotalEnergies SE	3,901	253
Valero Energy Corp	247	33
Woodside Energy Group Ltd	3,325	57
		$2,482
Oil & Gas Services - 0.06%
Baker Hughes Co	761	27
Halliburton Co	675	20
Schlumberger NV	1,090	46
		$93
Packaging & Containers - 0.41%
Amcor PLC	5,887	67
DS Smith PLC	20,346	126
Graphic Packaging Holding Co	1,252	37
Packaging Corp of America	366	79
Sealed Air Corp	594	21
SIG Group AG (c)	5,141	114
Smurfit WestRock PLC	2,117	105
Stora Enso Oyj	9,038	116
		$665
Pipelines - 0.92%
APA Group	66,941	359
DT Midstream Inc	3,117	245
Gibson Energy Inc	20,100	330
Williams Cos Inc/The	11,964	546
		$1,480
Real Estate - 0.44%
Fastighets AB Balder (c)	6,700	59
Mitsui Fudosan Co Ltd	34,500	325
Qualitas Ltd	12,887	21
Sun Hung Kai Properties Ltd	9,200	100
Vonovia SE	5,736	209
		$714
REITs - 4.90%
Agree Realty Corp	2,100	158
Alexandria Real Estate Equities Inc	886	105
American Healthcare REIT Inc	5,899	154
American Homes 4 Rent	3,588	138
American Tower Corp	3,812	886
Americold Realty Trust Inc	3,300	93
AvalonBay Communities Inc	1,200	270
Boardwalk Real Estate Investment Trust	1,000	63
CapitaLand Integrated Commercial Trust	67,795	111
Centuria Industrial REIT	15,166	34
Cousins Properties Inc	3,200	94
Crown Castle Inc	4,700	558
Digital Realty Trust Inc	823	133
Equinix Inc	471	418
Equity LifeStyle Properties Inc	1,000	71
Equity Residential	2,000	149
Essex Property Trust Inc	400	118
Extra Space Storage Inc	1,605	289
Gaming and Leisure Properties Inc	1,915	99
Goodman Group	11,495	293
Host Hotels & Resorts Inc	5,800	102
InvenTrust Properties Corp	2,454	70
Invitation Homes Inc	5,788	204
Japan Hotel REIT Investment Corp	162	81
Kilroy Realty Corp	1,800	70
Klepierre SA	5,770	189
Lineage Inc	982	77
Link REIT	23,424	117
Mapletree Industrial Trust	45,700	86
Merlin Properties Socimi SA	7,616	97
Nippon Accommodations Fund Inc	14	62
Nippon Prologis REIT Inc	26	45
Park Hotels & Resorts Inc	2,200	31
Prologis Inc	2,821	356
Prologis Property Mexico SA de CV	9,900	32
Regency Centers Corp	1,400	101
Rexford Industrial Realty Inc	1,492	75
Sabra Health Care REIT Inc	4,405	82
Safestore Holdings PLC	6,273	76
Segro PLC	7,557	89
Sekisui House Reit Inc	91	48
Simon Property Group Inc	550	93
Stockland	18,995	69
Unibail-Rodamco-Westfield	1,200	105
UNITE Group PLC/The	10,912	137
Ventas Inc	4,183	268
VICI Properties Inc	7,775	259
Vornado Realty Trust	1,170	46
Welltower Inc	3,647	467
Weyerhaeuser Co	2,997	102
		$7,870
Telecommunications - 0.06%
NEXTDC Ltd (c)	8,300	100
Transportation - 0.63%
Canadian National Railway Co	5,300	621
Union Pacific Corp	1,615	398
		$1,019
Water - 0.36%
Aguas Andinas SA	525,213	162
Severn Trent PLC	11,735	416
		$578
TOTAL COMMON STOCKS		$29,624

See accompanying notes.	15

Schedule of Investments

Principal Real Asset Fund

September 30, 2024 (unaudited)

PREFERRED STOCKS - 0.22%	Shares Held	Value (000's)
Electric - 0.22%
Centrais Eletricas Brasileiras SA 1.82%	44,456	$356
TOTAL PREFERRED STOCKS		$356
Total Investments		$155,577
Other Assets and Liabilities - 3.21%		5,153
TOTAL NET ASSETS - 100.00%		$160,730

(a)	1-day yield shown is as of period end.
(b)	Private Investment Funds have quarterly or annual redemption frequencies and are considered restricted securities. Please see Private Investment Funds sub-schedule for additional information.
(c)	Non-income producing security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,054 or 0.66% of net assets.

Portfolio Summary
Sector	Percent
Financial	28.42%
Energy	26.08%
Consumer, Non-cyclical	20.38%
Industrial	6.04%
Utilities	4.74%
Exchange-Traded Funds	4.47%
Materials	3.48%
Basic Materials	2.48%
Money Market Funds	0.61%
Communications	0.06%
Consumer, Cyclical	0.03%
Other Assets and Liabilities	3.21%
TOTAL NET ASSETS	100.00%

Private Investment Funds
Security Name	Acquisition Date	Cost	Value	Redemption Notice (days)	Percent of Net Assets
ACIP Parallel Fund A, LP(a)	11/15/2021 - 07/25/2024	$4,588	$4,523	N/A	2.82%
Blackstone Infrastructure Partners F2, LP(b)	09/27/2024	6,000	6,000	90	3.73%
Brookfield Senior Mezzanine Real Estate Finance Fund, LP(c)	03/31/2022	5,000	3,406	90	2.12%
Brookfield Super-Core Infrastructure Partners Fund, LP(d)	07/01/2021 - 06/27/2022	3,472	3,933	N/A	2.45%
BTG Pactual Open Ended Core US Timberland Fund, LP(e)	07/01/2019 - 12/30/2021	4,697	5,591	90	3.48%
CBRE Caledon Global Infrastructure Fund (International), LP(f)	07/16/2021 - 06/27/2024	10,873	10,893	N/A	6.78%
Ceres Farmland Holdings, LP(g)	11/06/2019, 02/05/2021	7,000	11,424	N/A	7.11%
FDR PELF SCA, SICAV-RAIF(h)	12/01/2022	6,610	5,719	90	3.56%
GDIF US Hedged Feeder Fund, LP(i)	04/23/2021 - 08/17/2022	6,115	6,849	N/A	4.26%
Global Transport Income Fund Feeder LLC, LP(j)	08/01/2024	6,000	6,000	45	3.73%
Hancock Timberland and Farmland Fund, LP(k)	08/12/2020 - 04/20/2023	13,000	13,654	N/A	8.49%
HarbourVest Infrastructure Income Delaware Parallel Partnership, LP(l)	06/27/2022	8,000	9,883	90	6.15%
IFM Net Zero Infrastructure Fund (USD) B, SCSp(m)	02/29/2024	6,000	6,366	90	3.96%
Macquarie Green Energy and Climate Opportunities Fund, SCSp(n)	08/30/2024	5,033	6,066	90	3.77%
PGIM Real Estate US Debt Fund, LP(o)	04/30/2021, 06/30/2021	5,315	5,098	N/A	3.17%
UBS AgriVest Farmland Fund(p)	07/01/2020 - 01/03/2023	5,147	5,876	60	3.66%
UBS Trumbull Property Growth & Income Fund(q)	07/01/2020 - 12/30/2021	7,190	6,150	60	3.82%
Total			$117,431		73.06%

The private investment funds listed in the table do not include any unfunded commitments.  Please see Note 3 for details of any unfunded commitments.

Amounts in thousands.

(a)

This closed-end fund focuses on the Climate Infrastructure sector which includes value-add renewable energy, resource and energy efficiency, transmission and smart grids, vehicle electrification, and energy storage and microgrids. The fund has a life term of 10 years during which, redemptions are not permitted.

(b)

This fund is an open-ended investment fund whose objective is to identify, acquire and operate a diversified portfolio of high quality, long-duration, cash-yielding investments that can compound at attractive risk-adjusted rates of return. The fund seeks to invest in assets across four primary infrastructure sectors: energy infrastructure, transportation, digital infrastructure, and water and waste. Redemptions are subject to a three-year lock up from the acquisition date.

(c)

The fund was established as an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. Redemptions are subject to a two-year holding period from the acquisition date.

(d)

This open-end fund will invest in high-quality, core infrastructure assets principally throughout North America, Europe and Australia with a focus on current yield, diversification and inflation protection. Specifically, the fund will focus on regulated or contracted assets in the utilities, energy, power and transportation sector where Brookfield has established operating expertise. Of those sectors, utilities will be a significant focus and transportation would be a much smaller allocation in the portfolio given its more cyclical nature. Redemptions are subject to a three-year holding period from the acquisition date.

(e)

The fund was established to invest and reinvest assets of the investors through the REIT, primarily in interests (including ownership or leasehold interests) in real property, which is to be planted with trees, or real property on which trees are growing (timberland), trees growing on timberland, or trees which have been cut but not removed from the timberland (timber); contracts or agreements for the cutting and/or use of timber on timberland. Timber investments are not intended to produce immediate revenues. Redemptions are subject to a two-year holding period from the acquisition date.

(f)

The fund will seek to invest in a global, diversified portfolio of high-quality core and core-plus mid-market infrastructure investments with stable returns, inflation protection, low volatility, predictable yield and a low correlation with other asset classes through an open-end structure. Redemptions are subject to a three-year holding period from the acquisition date.

(g)

The fund is an open-ended investment fund whose objective is to generate an attractive total return through the acquisition and management of farmland in the Midwestern United States. Redemptions are subject to a one-year holding period from the acquisition date. After the holding period has expired, redemptions are permitted with written redemption notice five months prior to the annual redemption date, which is the last day of February.

(h)

This feeder fund represents an indirect ownership of the Prologis European Logistics Fund which has an investment objective of combining attractive current income with long-term capital growth by investing in European logistics real estate assets. Redemption requests accommodated quarterly to the extent of sufficient liquid assets, with at least 90 days notice.

(i)

This feeder fund offers hedging to protect against currency movements in the Global Diversified Infrastructure Fund which invests in diversified infrastructure investments. Redemptions are subject to a three-year holding period from the acquisition date.

(j)

This feeder fund represents an indirect ownership of the Global Transport Income Fund which seeks to deliver attractive, risk-adjusted returns with an emphasis on stable income generation through investing in the transport industries. The Limited Partnership can request a Repurchase three years after the third-quarter date.

See accompanying notes.	16

Schedule of Investments

Principal Real Asset Fund

September 30, 2024 (unaudited)

(k)

This open-end fund blends the two asset classes of timberland and farmland. The geographic focus will be in the U.S., Canada, Australia, New Zealand, Chile, Brazil, Uruguay, and Western Europe. Agriculture investments will be diversified among row crops (corn, soy, wheat, etc.), permanent crops (vines/trees), and commodity crops (cotton, lettuce, strawberries, etc.). Redemptions are subject to a three-year holding period from the acquisition date. After the holding period has expired, redemptions are permitted with written redemption notice given by April 30th of that year.

(l)

The fund will primarily invest, directly or indirectly, in core and core plus infrastructure assets and infrastructure investments focused on the infrastructure and power sectors. Redemptions are subject to a three-year holding period from the acquisition date.

(m)	This feeder fund represents an indirect ownership of the IFM Net Zero Infrastructure Fund SCSp which seeks to achieve long-term capital appreciation as well as current income through equity and equity-related investments in infrastructure assets that IFM believes will seek to accelerate the world’s transition to a net-zero emissions economy. Redemptions are subject to a two-year holding period of the acquisition date. Withdrawal requests need to be provided in writing at least 90 days prior to the first day of any calendar quarter.
(n)	The fund's primary objective will be to make equity and equity like investments in a diversified portfolio of sustainable infrastructure, real assets, and businesses, primarily those focused on the development and deployment of mature sustainable technologies and, through their operations, contribute towards accelerating the global energy transition. Redemptions are subject to a five-year holding period from the Commencement Date.
(o)

This fund is comprised of loans with strong fundamentals and focused on income return. Redemptions are available if inflows of capital offset the requested redemption amount and if liquidity is sufficient.

(p)

This open-end fund invests primarily in U.S. farmland. It is a well-diversified portfolio across many regions of the country and diversified across row crops, vegetable crops, and permanent crops. Redemptions are permitted with written redemption notice 60 days prior to the end of the quarter.

(q)

This open-end, commingled private real estate portfolio combines value-add properties with capital appreciation potential and more stable income-generating properties. Properties in the portfolio typically start as development, renovation, repositioning, or lease-up stage investments, and transition toward stabilized assets. Redemptions are permitted with written redemption notice 60 days prior to the end of the quarter.

See accompanying notes.	17

Financial Highlights
(unaudited)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Tax Return of Capital Distribution	Total Dividends and Distributions	Net Asset Value, End of Period
PRINCIPAL REAL ASSET FUND
Class A shares
September 30, 2024(c)	$25.41	$0.30	$0.80	$1.10	($0.12)	$–	$–	($0.12)	$26.39
March 31, 2024	25.40	0.42	0.06	0.48	(0.24)	(0.23)	–	(0.47)	25.41
March 31, 2023	28.09	0.63	(1.54)	(0.91)	(0.41)	(1.37)	–	(1.78)	25.40
March 31, 2022	26.27	0.33	3.34	3.67	(0.37)	(1.48)	–	(1.85)	28.09
March 31, 2021	19.35	0.49	7.18	7.67	(0.52)	(0.23)	–	(0.75)	26.27
March 31, 2020(m)	25.00	0.36	(5.61)	(5.25)	(0.35)	–	(0.05)	(0.40)	19.35
Class Y shares
September 30, 2024(c)	25.77	0.38	0.79	1.17	(0.13)	–	–	(0.13)	26.81
March 31, 2024	25.68	0.55	0.07	0.62	(0.30)	(0.23)	–	(0.53)	25.77
March 31, 2023	28.31	0.76	(1.54)	(0.78)	(0.48)	(1.37)	–	(1.85)	25.68
March 31, 2022	26.42	0.47	3.36	3.83	(0.42)	(1.52)	–	(1.94)	28.31
March 31, 2021	19.39	0.62	7.20	7.82	(0.55)	(0.24)	–	(0.79)	26.42
March 31, 2020(m)	25.00	0.47	(5.64)	(5.17)	(0.39)	–	(0.05)	(0.44)	19.39
Institutional shares
September 30, 2024(c)	25.51	0.30	0.84	1.14	(0.13)	–	–	(0.13)	26.52
March 31, 2024	25.48	0.50	0.06	0.56	(0.30)	(0.23)	–	(0.53)	25.51
March 31, 2023	28.15	0.64	(1.46)	(0.82)	(0.48)	(1.37)	–	(1.85)	25.48
March 31, 2022	26.33	0.42	3.33	3.75	(0.41)	(1.52)	–	(1.93)	28.15
March 31, 2021	19.36	0.56	7.20	7.76	(0.55)	(0.24)	–	(0.79)	26.33
March 31, 2020(m)	25.00	0.41	(5.61)	(5.20)	(0.39)	–	(0.05)	(0.44)	19.36

See accompanying notes.	18

Financial Highlights (Continued)
(unaudited)

Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(b)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

3.13	%(d),(e),(f),(g)	$844	1.43	%(h),(i)	1.39	%(h),(i)	2.39	%(h)	49.1	%(h)
2.30	(e),(f),(j)	930	1.48	(i)	1.44	(i)	1.68		32.0
(2.13	) (e),(f),(k)	754	1.70	(i)	1.66	(i)	2.41		39.8
12.58	(e),(f),(l)	372	1.91	(i)	1.88	(i)	1.19		45.4
39.63	(e),(f)	276	1.67	(i)	N/A		2.11		56.0
(21.27	) (d),(f)	197	1.94	(h),(i)	N/A		1.87	(h)	56.8	(h)
3.38	(d),(e),(g)	158,306	0.93	(h),(i)	0.89	(h),(i)	2.92	(h)	49.1	(h)
2.78	(e),(j)	135,552	0.98	(i)	0.94	(i)	2.19		32.0
(1.62	) (e),(k)	148,223	1.24	(i)	1.20	(i)	2.84		39.8
13.13	(e),(l)	187,063	1.41	(i)	1.38	(i)	1.69		45.4
40.36	(e)	162,855	1.17	(i)	N/A		2.61		56.0
(20.98	) (d)	98,501	1.43	(h),(i)	N/A		2.47	(h)	56.8	(h)
3.30	(d),(e),(g)	1,580	1.13	(h),(i)	1.09	(h),(i)	2.35	(h)	49.1	(h)
2.60	(e),(j)	10,378	1.18	(i)	1.14	(i)	1.99		32.0
(1.82	) (e),(k)	10,753	1.30	(i)	1.26	(i)	2.48		39.8
12.93	(e),(l)	627	1.63	(i)	1.60	(i)	1.54		45.4
40.06	(e)	277	1.37	(i)	N/A		2.41		56.0
(21.10	) (d)	197	1.64	(h),(i)	N/A		2.17	(h)	56.8	(h)

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense and commitment fees charged on borrowings. See "Operating Policies" in notes to financial statements.

(c)	Six months ended September 30, 2024.

(d)	Total return amounts have not been annualized.

(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

(f)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(g)	Total returns calculated using the reported net asset values as of September 30, 2024 are 4.35%, 4.58% and 4.51% for Class A, Class Y and Institutional, respectively.

(h)	Computed on an annualized basis.

(i)	Reflects Manager's contractual expense limit.

(j)	Total returns calculated using the reported net asset values as of March 31, 2024 are 1.94%, 2.46% and 2.24% for Class A, Class Y and Institutional, respectively.

(k)	Total returns calculated using the reported net asset values as of March 31, 2023 are (3.11)%, (2.64)% and (2.80)% for Class A, Class Y and Institutional, respectively.

(l)	Total returns calculated using the reported net asset values as of March 31, 2022 are 14.32%, 14.86%, and 14.62% for Class A, Class Y, and Institutional, respectively.

(m)	Period from June 25, 2019, date operations commenced, through March 31, 2020.

See accompanying notes.	19

Shareholder Expense Example
Principal Real Asset Fund
September 30, 2024 (unaudited)

As a shareholder of Principal Real Asset Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. In addition to the expenses the Fund bears directly, the Fund may indirectly bear its pro rata share of the expenses incurred by the investment companies in which the Fund invests. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Real Asset Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2024 to September 30, 2024, unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Additional account fees may apply to certain types of investment products which are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
	Beginning Account Value April 1, 2024	Ending Account Value September 30, 2024	Expenses Paid During Period April 1, 2024 to September 30, 2024(a)	Beginning Account Value April 1, 2024	Ending Account Value September 30, 2024	Expenses Paid During Period April 1, 2024 to September 30, 2024(a)	Annualized Expense Ratio
Principal Real Asset Fund
Class A	$1,000.00	$1,031.33	$7.28	$1,000.00	$1,017.90	$7.23	1.43%
Class Y	1,000.00	1,033.84	4.74	1,000.00	1,020.41	4.71	0.93
Institutional	1,000.00	1,033.00	5.76	1,000.00	1,019.40	5.72	1.13
Principal Real Asset Fund (Excluding Interest Expense and Fees)
Class A	1,000.00	1,031.33	7.08	1,000.00	1,018.10	7.03	1.39
Class Y	1,000.00	1,033.84	4.54	1,000.00	1,020.61	4.51	0.89
Institutional	1,000.00	1,033.00	5.56	1,000.00	1,019.60	5.52	1.09

(a)	Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

Approval of Management Agreement and Sub-Advisory Agreement

At a meeting held on September 20, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of Principal Real Asset (the “Fund”) considered the approval of the renewal of: (i) the Management Agreement between Principal Global Investors, LLC (the “Manager”) and the Fund (the “Management Agreement”) and (ii) the Amended and Restated Sub-Advisory Agreement between Principal Real Estate Investors, LLC (the “Sub-Adviser”) and the Manager (the “Sub-Advisory Agreement”).

In connection with the Board’s consideration of the Management Agreement and the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by the Manager and the Sub-Adviser; (ii) a description of the Manager’s and the Sub-Adviser’s investment management and other personnel; (iii) an overview of the Manager’s and the Sub-Adviser’s respective operations and financial condition; (iv) a comparison of the Fund’s management fee and overall expenses with those of comparable funds; (v) the level of profitability from the Manager’s and the Sub-Adviser’s fund-related operations; (vi) the Manager’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for business continuity and information security and (vii) information regarding the performance record of the Fund as compared to other comparable funds.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Manager and the Sub-Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law.

Matters considered by the Board in connection with its approval of the Management Agreement and the Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Service. In considering the nature, extent and quality of services to be provided by the Manager under the Management Agreement, including accounting and administrative services as applicable, the Board reviewed materials provided by the Manager, including: a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of the Manager; information regarding risk management processes and liquidity management; a description of the Manager’s brokerage practices (including any soft dollar arrangements); the compliance policies and procedures of the Manager, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b). The Board considered the experience and skills of senior management that would lead the Fund’s operations, the experience and skills of the personnel that would perform the functions under the Management Agreement and the resources that would be made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager.

The Board also considered that the Manager had delegated day-to-day portfolio management responsibility to the Sub-Adviser, an affiliate of the Manager. The Board noted that the Manager’s process for the selection of sub-advisors emphasizes the selection of Principal-affiliated sub-advisors that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated sub-advisor to manage all or a portion of the Fund’s investment portfolio when deemed necessary or appropriate based upon a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. The Board considered the due diligence process developed by the Manager for purposes of selecting a qualified sub-advisor for the Fund. The Board considered the Manager’s due diligence process for monitoring and replacing sub-advisors and for monitoring the investment performance of sub-advisors.

The Board concluded that appropriate resources were provided under the Management Agreement, that the Manager had sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Management Agreement and that the nature, overall quality and extent of the services provided by the Manager to the Fund were satisfactory and reliable.

In considering the nature, extent and quality of services to be provided by the Sub-Adviser with respect to the Fund under the Sub-Advisory Agreement, the Board reviewed materials provided by the Sub-Adviser, including: an overview of the personnel that perform services for the Fund and their background and experience; a summary of the financial condition of the Sub-Adviser; information regarding risk management processes and liquidity management; a description of the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); information regarding the Sub-Adviser’s compliance policies and procedures, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the services provided by the Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Board considered, among other performance data, the performance of the Fund for the one-year, three-year, five-year and since inception periods ended June 30, 2024, as compared to a peer group comprised of comparable funds identified by the Manager with similar investment strategies to that of the Fund. The Board also took into account the Manager’s discussion of the Fund’s performance. The Board concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board reviewed the management fee and net expense ratio for the Fund as compared to those for a peer group comprised of comparable funds identified by Broadridge. The Board considered that the Fund’s management fee and net expense ratio were lower than the peer group’s average. With respect to the sub-advisory fee, the Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a portion of its management fee to the Sub-Adviser. The Board took into account that the Manager had agreed to reimburse expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) to limit total operating expenses to 1.39% on Class A shares, 1.09% on Institutional Class shares, and 0.89% on Class Y shares. The Board concluded that the Fund’s management fee and sub-advisory fee were not unreasonable.

Profitability. The Board considered the profitability of each of the Manager the Sub-Adviser with respect to the Fund and whether the profits were reasonable in light of the services provided by the Manager and the Sub-Adviser. The Board reviewed profitability analysis prepared by the Manager and considered the total profits of the Manager from its relationship with the Fund. The Board considered the profitability of the Sub- Adviser, an affiliate of the Manager, in conjunction with its review of the Manager’s profitability, The Board concluded that the profitability, if any, of each of the Manager and the Sub-Adviser from its respective relationship with the Fund was not excessive.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale. The Board noted management’s explanation of efficiencies in the Manager’s cost structure. The Board concluded that at the Fund’s current asset levels, economies of scale were not a consideration at this time but that the Board would consider whether economies of scale exist in the future.

Other Benefits. The Board also considered the character and amount of other incidental benefits received by the Manager, the Sub-Adviser and their affiliates from their relationships with the Fund. The Board considered as a part of this analysis, the brokerage practices, soft dollar practices and use of research payment accounts by the Manager and the Sub-Adviser. The Board concluded that the incidental benefits received by the Manager, the Sub-Adviser and their affiliates from their relationships with the Fund were appropriate.

Conclusion. The Board, having requested and received such information from each of the Manager and the Sub-Adviser as it believed reasonably necessary to evaluate the terms of the Management Agreement and the Sub-Advisory Agreement and having been advised by independent counsel that it had appropriately considered and weighed all relevant factors, determined that the approval of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Management Agreement and the Sub-Advisory Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Board Member may have weighed each factor differently.

FUND BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees (the “Board”) has overall responsibility for overseeing the Fund’s operations in accordance with the Investment Act of 1940, as amended (the “1940 Act”), other applicable laws, and the Fund’s charter. Each member of the Board (“Board Member”) serves on the Boards of the following investment companies: Principal Private Credit Fund I and Principal Real Asset Fund which are collectively referred to as the “Fund Complex”. Board Members that are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to as “Interested Board Members”. Board Members who are not Interested Board Members are referred to as “Independent Board Members”.

Each Board Member generally serves until the next annual meeting of shareholders or until such Board Member’s earlier death, resignation, or removal. The Board elects officers to supervise the day-to-day operations of the Fund Complex.

INDEPENDENT BOARD MEMBERS

Name, Position Held with the Fund Complex, Year of Birth	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past 5 Years
Danielle E. Davis Board Member since 2024 1981 Member, Audit Committee Chair, Nominating and Governance Committee	Head of Corporate Development and Strategy, Chainalysis (blockchain data company) since 2022 Managing Director and Chief M&A Counsel, S&P Global (formerly, HIS Markit) (financial information company) (2018-2022)	2	None
Shane C. Goodwin Board Member since 2024 1968 Chair, Audit Committee Member, Nominating and Governance Committee	Associate Dean & Professor, Cox School of Business at Southern Methodist University since 2018 Managing Director, The Center for Global Enterprise (research and analytics) (2017-2023)	2	None
James E. Stueve Lead Independent Board Member since 2024 Board Member since 2024 1964 Member, Audit Committee Member, Nominating and Governance Committee	Owner, Stueve Insights LLC (consulting services) since 2018 Executive Vice President, AIG Financial Distributors (2019-2023)	2	Angel Oak Funds Trust (6) (2018-2019)

INTERESTED BOARD MEMBERS

Name, Position Held with the Fund Complex, Year of Birth	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past 5 Years
Barbara Wenig	Principal Financial Group*	2	None
Chair and Board Member since 2024 Chief Executive Officer and President (since 2024) 1972	Executive Managing Director – Global Head of Operations and Services – Principal Asset ManagementSM since 2021
	Neuberger Berman
	Head of Client Platform (2018-2021)

Correspondence intended for each Board Member who is other than an Interested Board Member may be sent to 655 9th Street, Des Moines, IA 50392.

FUND COMPLEX OFFICERS

Name, Position Held with the Fund Complex, Address, and Year of Birth	Principal Occupation(s) During past 5 years
George Djurasovic Vice President and General Counsel Des Moines, IA 50392 1971	Principal Financial Group* Vice President and General Counsel – Principal Asset ManagementSM since 2022 Artisan Partners Limited Partnership Global Chief Compliance Officer (2013-2022)
Calvin Eib Assistant Tax Counsel Des Moines, IA 50392 1963	Principal Financial Group* Counsel since 2021 Transamerica Tax Counsel (2016-2021)
Beth Graff Vice President and Assistant Controller Des Moines, IA 50392 1968	Principal Financial Group* Senior Director – Fund Accounting since 2024 Director – Fund Accounting (2016-2024)
Gina L. Graham Treasurer Des Moines, IA 50392 1965	Principal Financial Group* Vice President and Treasurer since 2016
Megan Hoffmann Vice President and Controller Des Moines, IA 50392 1979	Principal Financial Group* Senior Director – Fund Administration since 2024 Director – Accounting (2020-2024) Assistant Director – Accounting (2017-2020)
Laura B. Latham Counsel and Assistant Secretary Des Moines, IA 50392 1986	Principal Financial Group* Assistant Counsel and Assistant Secretary– Fund Complex (2018-2023) Counsel since 2018
Diane K. Nelson AML Officer Des Moines, IA 50392 1965	Principal Financial Group* Director– Compliance since 2024 Chief Compliance Officer/AML Officer (2015-2024)
Tara Parks Vice President and Assistant Controller Des Moines, IA 50392 1983	Principal Financial Group* Senior Director – Fund Tax 2024 Director – Accounting (2019–2024) ALPS Fund Services Tax Manager (2011-2019)
Deanna Y. Pellack Counsel and Assistant Secretary Des Moines, IA 50392 1987	Principal Financial Group* Assistant Counsel and Assistant Secretary – Fund Complex (2022-2023) Counsel since 2022 The Northern Trust Company Vice President (2019-2022)
Sara L. Reece Vice President and Chief Operating Officer Des Moines, IA 50392 1975	Principal Financial Group* Vice President and Controller – Fund Complex (2016-2021) Managing Director – Global Funds Ops since 2021 Director - Accounting (2015-2021)

Name, Position Held with the Fund Complex, Address, and Year of Birth	Principal Occupation(s) During past 5 years
Teri R. Root	Principal Financial Group*
Chief Compliance Officer Des Moines, IA 50392 1979	Chief Compliance Officer – Funds since 2018 Vice President since 2015
Michael Scholten	Principal Financial Group*
Chief Financial Officer Des Moines, IA 50392 1979	Assistant Vice President and Actuary since 2021 Chief Financial Officer – Funds/Platforms (2015- 2021)
Adam U. Shaikh	Principal Financial Group*
Vice President and Assistant General Counsel, and Assistant Secretary Des Moines, IA 50392 1972	Assistant Counsel – Fund Complex (2006-2023) Associate General Counsel since 2024 Assistant General Counsel (2018-2024)
John L. Sullivan	Principal Financial Group*
Counsel and Assistant Secretary Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary – Fund Complex (2019-2023) Assistant General Counsel since 2023 Counsel (2019 – 2023)
Dan L. Westholm	Principal Financial Group*
Assistant Treasurer Des Moines, IA 50392 1966	Assistant Vice President-Treasury since 2013
Beth C. Wilson	Principal Financial Group*
Vice President and Secretary Des Moines, IA 50392 1956	Director and Secretary – Funds since 2007
Jared A. Yepsen	Principal Financial Group*
Assistant Tax Counsel Des Moines, IA 50392 1981	Assistant General Counsel since 2023 Counsel (2015 – 2023)

*	The reference to Principal Financial Group includes positions held by the Interested Board Member / Fund Complex Officer, including as an officer, employee, and/or director, with affiliates or subsidiaries of Principal Financial Group. The titles set forth here are each Interested Board Member's / Fund Complex Officer’s title with Principal Workforce, LLC, an affiliated entity of PGI that is the payroll employer of the Interested Board Member and Fund Complex Officers.

The Audit Committee’s primary purpose is to assist the Board by serving as an independent and objective party to monitor the Fund Complex’s accounting policies, financial reporting and internal control system, as well as the work of the independent registered public accountants. The Audit Committee assists Board oversight of 1) the integrity of the Fund Complex’s financial statements; 2) the Fund Complex’s compliance with certain legal and regulatory requirements; 3) the independent registered public accountants’ qualifications and independence; and 4) the performance of the Fund Complex’s independent registered public accountants. The Audit Committee also provides an open avenue of communication among the independent registered public accountants, the Manager’s internal auditors, Fund Complex management, and the Board.

The Nominating and Governance Committee’s primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://investors.principal.com/documents-charters. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.

When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an "interested person" of the Fund as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.

Additional information about the Fund is available in the Prospectuses and the Statement of Additional Information dated August 1, 2024 (and as supplemented). These documents may be obtained free of charge by writing Principal Real Asset Fund, P.O. Box 219971, Kansas City, MO 64121-9971 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalAM.com/IntervalProspectuses.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

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Principal Funds Distributor, Inc.

711 High Street

Des Moines, IA 50392-6370

Do not use this address for business correspondence

PrincipalAM.com

Investing involves risk, including possible loss of principal.

This shareholder report is published as general information for the shareholders of Principal Real Asset Fund. This material is not authorized for distribution unless preceded or accompanied by a current prospectus or a summary prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus or summary prospectus carefully before investing. To obtain a prospectus or summary prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds are distributed by Principal Funds Distributor, Inc.

Principal®, Principal Financial Group®, and Principal and the logomark design are registered trademarks of Principal Financial Services, Inc., a Principal Financial Group company, in the United
States and are trademarks and services marks of Principal Financial Services, Inc., in various countries around the world.

© 2024 Principal Financial Services, Inc. | INF100SAR-05 | 11/2024 | 3803448

ITEM 2 – CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – INVESTMENTS

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable.

(b) Not applicable.

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PROXY DISCLOSURES FOR OPEN-END MANAGEMENT COMPANIES

Not applicable.

ITEM 10 – REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11 – STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Statement Regarding Basis for Approval of Investment Advisory Contracts is included as part of the Report to Stockholders filed under Item 1 of this form.

ITEM 12 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to semi-annual reports.

ITEM 13 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to semi-annual reports.

ITEM 14 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 15 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 16 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17 – DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18 – RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

(a) Not applicable.

(b) Not applicable.

ITEM 19 – EXHIBITS

(a)(1) Code of Ethics - Not applicable to semi-annual reports.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Principal Real Asset Fund

By	/s/Barbara Wenig
Barbara Wenig, President and Chief Executive Officer (Principal Executive Officer)

Date	11/15/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Barbara Wenig
Barbara Wenig, President and Chief Executive Officer (Principal Executive Officer)

Date	11/15/24

By	/s/Michael Scholten
Michael Scholten, Chief Financial Officer (Principal Financial Officer)

Date	11/15/24